Templeton Growth
and Income Fund

--------------------------------------------------------------------------------

Your Fund's Objective:

The Templeton Growth and Income Fund seeks high total return through a flexible policy of investing primarily in equity and debt securities of domestic and foreign companies.

--------------------------------------------------------------------------------


November 15, 1995

Dear Shareholder:

It is a pleasure to bring you the semi-annual report of the Templeton Growth and Income Fund for the period ended September 30, 1995. During this six month period, the Fund, as shown in the Performance Summary on page 5, posted a total return of 10.21% for its Class I shares, compared with the 10.4% return of the unmanaged Morgan Stanley Capital International (MSCI) World Index.*

On July 1, 1995, the Fund's name was changed to the Templeton Growth and Income Fund from the Templeton Global Rising Dividends Fund, as mentioned in our March 31, 1995 annual report. At the same time, our investment objective broadened to include a combination of capital appreciation and income. This provides shareholders with the opportunity to invest globally in either equity or debt securities for the purpose of generating current income, as well as capital appreciation, with

* The MSCI World Index includes approximately 1,450 securities listed on the stock exchanges of 20 countries including the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The average company in the index has a market capitalization of about 3.5 billion. This is a total return index in U.S. dollars, with gross dividends reinvested. One cannot invest directly in an index.

added flexibility as to the percentage of total assets invested in either category. Since this allocation can vary over time, such flexibility is likely to provide a distinct advantage to shareholders. As with all Templeton funds, the Templeton Growth and Income Fund searches for investments offering high potential returns using our fundamental, long-term, value-oriented approach to finding undervalued stocks and fixed-income securities.

Low interest rates, low inflation, and moderate growth in the major economies characterized the period under review. This was especially true in the U.S., where economic growth slowed following a series of interest rate increases in 1994. Inflation remained mild and corporate earnings strong, with the technology sector leading the U.S. markets to new highs. The U.S. market was dominated by "mega-mergers" in the banking, entertainment, and utility sectors as companies placed greater emphasis on cost-cutting and marketing power.

Overall, Europe lagged behind the U.S. in its economic recovery, although certain countries moved faster than others. France, which was weighed down by its public sector deficit and high unemployment, was slow to recover, and the French market under-performed the rest of Europe. Not surprisingly, we are actively seeking bargains in this market.

--------------------------------------------------------------------------------

Templeton Growth and Income Fund

Geographic Distribution on 9/30/95
Based on Total Net Assets

                           [PIE GRAPH APPEARS HERE]

United States Stocks              17.0%
European Stocks                   26.8%
Asian Stocks                       8.8%
Australian Stocks                  2.2%
Latin American Stocks              1.6%
Short-Term Obligations &
Other Net Assets                  43.6%

The Italian market was volatile after the German finance minister raised concerns that Italy may not be in a position to meet the European Monetary Union convergence criteria for a single currency. In the United Kingdom, growth stabilized, corporate profits were strong, and real interest rates remained low.

With regard to events in the world's developing or emerging markets, it is fair to say that the devaluation of the Mexican peso in late 1994 and its subsequent effect on the Latin American region precipitated a dramatic downturn in the emerging markets globally. The Fund, with a mandate to invest globally in both stocks and bonds, was able to capitalize on these events by adding to existing holdings or initiating new positions at what we considered bargain-level prices.

Due to new inflows of cash, the Fund's net assets grew by 33% between March 31 and September 30, 1995, which is encouraging, though it increased our cash position relative to our equity holdings. With current volatility in a number of global markets, our efforts to find high quality, undervalued stocks with the ability to deliver an income stream are now bearing fruit. We extended the number of countries in which we invest to 13 from 10, with the largest concentrations in Europe (26.8%), the U.S. (17.0%), Asia (8.8%) and
Australia (2.2%).

Our largest investments were also some of our best performing. During the reporting period, Chase Manhattan's shares rose 71% and Pharmacia, which recently agreed to a merger with Upjohn of the U.S., rose 58%. We also had considerable success in the aerospace industry with our investment in Boeing. By the end of the period, the shares of this world leader in aircraft manufacturing rose over 27% since March 1995, and were up over 50% since our initial purchases in September 1994.

The best performing sector was European pharmaceuticals, which, on September 30, 1995, accounted for over 5% of your Fund's total portfolio holdings. On the other

--------------------------------------------------------------------------------

Templeton Growth and Income Fund

Top 10 Holdings on 9/30/95
As a Percentage of Total Net Assets


                                                                      % of Total
Company, Industry, Country                                            Net Assets
--------------------------------------------------------------------------------
Chase Manhattan Corp.
Banking, U.S.                                                             3.2%
--------------------------------------------------------------------------------
Pharmacia AB, Health & Personal Care
Sweden                                                                    2.5%
--------------------------------------------------------------------------------
Pechiney SA, Metals & Mining, France                                      2.4%
--------------------------------------------------------------------------------
Banco Popular Espanol, Banking, Spain                                     2.3%
--------------------------------------------------------------------------------
Thames Water Group PLC, Utilities-
Electrical & Gas, United Kingdom                                          2.0%
--------------------------------------------------------------------------------
Medeva PLC, Health & Personal Care
United Kingdom                                                            1.9%
--------------------------------------------------------------------------------
Cheung Kong Holdings LTD
Multi-Industry, Hong Kong                                                 1.9%
--------------------------------------------------------------------------------
IHC Caland NV, Machinery & Engineering,
Netherlands                                                               1.8%
--------------------------------------------------------------------------------
Tesco PLC, Merchandising,
United Kingdom                                                            1.8%
--------------------------------------------------------------------------------
Valero Energy Corp., Energy Sources, U.S.                                 1.8%
--------------------------------------------------------------------------------

For a complete list of portfolio holdings, please see page 8 of this report.


hand, we were disappointed with our investments in the European housing and construction sector although these prices may be at or near their lows for the cycle, which is generally an opportune time for value investors such as Templeton.

Looking forward, we are optimistic about the potential prospects for global investing. As the world's economies continue to integrate and trade barriers are brushed aside in favor of free trade, the minds and markets of the world are being opened to a myriad of investment opportuni-ties. There are, of course, special risks involved with global investing and, in particular, investing in emerging markets related to market and currency volatility, adverse social and political developments, and relatively small size and lesser liquidity of these markets. These risks are discussed in the Fund's prospectus.

We believe our disciplined approach to finding undervalued securities around the world should enable our shareholders to benefit from opportunities as they become available. We thank you for investing with us and look forward to reporting to you again on our progress.

Sincerely,

/s/ Mark Holowesko

Mark Holowesko, CFA
President
Templeton Global Investment Trust



/s/ Dorian B. Foyil

Dorian B. Foyil
Portfolio Manager
Templeton Growth and Income Fund

--------------------------------------------------------------------------------

Performance Summary

Templeton Growth and Income Fund Class I shares provided a total return of 10.21% for the six-month period ended September 30, 1995. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include the current maximum initial sales charge.

As measured by net asset value, the price of the Fund's Class I shares increased from $10.05 on March 31, 1995 to $10.79 on September 30, 1995, while the price of the Fund's Class II shares increased from $10.19 on May 1, 1995 (the inception date for these shares) to $10.77 on September 30, 1995.

During the reporting period, Class I shareholders received distributions totaling 6.5 cents ($0.065) per share in dividend income and 20.5 cents ($0.205) per share in short-term capital gains. Class II shareholders received distributions totaling 6.5 cents ($0.065) per share in dividend income and 20.5 cents ($0.205) per share in short-term capital gains for the abbreviated five-month reporting period. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund, as well as any profits realized from the sale of securities in the portfolio.

--------------------------------------------------------------------------------

Templeton Growth and
Income Fund

Periods ended September 30, 1995


                                                     Since          Since
                                                   Inception      Inception
                                     One-Year      (03/14/94)     (05/01/95)
Average Annual
Total Return/1/
Class I Shares                         3.91%          5.47%           ---

Aggregate
Total Return/2/
Class II Shares                         ---            ---           6.42%

Cumulative
Total Return/3/
Class I Shares                        10.25%         11.90%           ---
Class II Shares                         ---            ---           8.49%

1. Average annual total return represents the average annual change in value of an investment over the specified periods. The figures reflect the current maximum 5.75% initial sales charge for Class I Shares. See note below.

2. Aggregate total return represents the change in value of an investment over the periods indicated and reflects the deduction of the 1.0% initial sales charge and 1.0% contingent deferred sales charge (CDSC) for Class II Shares, applicable to shares redeemed within the first 18 months of investment. See note below.

3. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 5.75% initial sales charge for Class I Shares, or the 1.0% initial sales charge and 1.0% CDSC for Class II Shares, applicable to shares redeemed within the first 18 months of investment. See note below.

Note: All total return calculations assume reinvestment of dividends and capital gains distributions when paid. Investment return and principal value will fluctuate with market conditions, currencies and the economic and political climates of countries where investments are made. Because of these factors, your shares, when redeemed, may be worth more or less than their original cost. Class II shares, which the Fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares. Past performance is not predictive of future results.

All total return calculations reflect the deduction of a proportional share of Fund expenses on an annual basis. The Fund's Investment Manager and Administrative Manager have agreed in advance to reduce their respective fees and to make certain payments to reduce expenses, which increases total return to shareholders. If the Managers had not taken this action, the Fund's total return would have been lower. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

Templeton Growth and Income Fund
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                                  CLASS I
                            ---------------------------------------------------
                                SIX MONTHS                      MARCH 14 1994
                                  ENDED                         (COMMENCEMENT
                            SEPTEMBER 30, 1995   YEAR ENDED   OF OPERATIONS) TO
                               (UNAUDITED)     MARCH 31, 1995  MARCH 31, 1994
                            ------------------ -------------- -----------------
Net asset value, beginning
 of period                       $ 10.05          $ 10.01          $10.00
                                 -------          -------          ------
Income from investment
 operations:
 Net investment income               .19              .16            .009
 Net realized and
  unrealized gain (loss)             .82             (.02)           .001
                                 -------          -------          ------
Total from investment
 operations                         1.01              .14             .01
                                 -------          -------          ------
Distributions to
 shareholders:
 From net investment income         (.06)            (.10)             --
 From net realized gains            (.21)              --              --
                                 -------          -------          ------
Total distributions                 (.27)            (.10)             --
                                 -------          -------          ------
Change in net asset value            .74              .04             .01
                                 -------          -------          ------
Net asset value, end of
 period                          $ 10.79          $ 10.05          $10.01
                                 =======          =======          ======
TOTAL RETURN *                    10.21%            1.43%           0.10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (000)                           $ 7,444          $ 5,953            $100
Ratio of expenses to
 average net assets                3.02%**          6.11%          32.15%**
Ratio of expenses, net of
 reimbursement, to average
 net assets                        1.25%**          1.25%           1.25%**
Ratio of net investment
 income to average net
 assets                            3.98%**          2.51%           1.89%**
Portfolio turnover rate            3.00%           19.33%              --

 * TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
** ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Growth and Income Fund
Financial Highlights (cont.)

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                                              CLASS II
                                                         ------------------
                                                           FOR THE PERIOD
                                                            MAY 1, 1995+
                                                              THROUGH
                                                         SEPTEMBER 30, 1995
                                                            (UNAUDITED)
                                                         ------------------
Net asset value, beginning of period                           $10.19
                                                               ------
Income from investment operations:
 Net investment income                                            .10
 Net realized and unrealized gain                                 .75
                                                               ------
Total from investment operations                                  .85
                                                               ------
Distributions to shareholders:
 From net investment income                                      (.06)
 From net realized gains                                         (.21)
                                                               ------
Total distributions                                              (.27)
                                                               ------
Change in net asset value                                         .58
                                                               ------
Net asset value, end of period                                 $10.77
                                                               ======
TOTAL RETURN *                                                  8.49%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                $  481
Ratio of expenses to average net assets                         3.59%**
Ratio of expenses, net of reimbursement, to average net
 assets                                                         1.90%**
Ratio of net investment income to average net assets            2.29%**

 * TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS OR THE CONTINGENT DEFERRED SALES CHARGE. NOT ANNUALIZED.
** ANNUALIZED.
 + COMMENCEMENT OF OFFERING OF SALES.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Growth and Income Fund
Investment Portfolio, September 30, 1995 (unaudited)

--------------------------------------------------------------------------------

 INDUSTRY             ISSUE                          COUNTRY SHARES    VALUE
-------------------------------------------------------------------------------
 COMMON STOCKS: 55.4%
-------------------------------------------------------------------------------
 Aerospace & Military Technical Systems: 0.9%
                      Boeing Co.                       U.S.    1,100 $   75,075
-------------------------------------------------------------------------------
 Banking: 6.9%
                      Banco Central Hispano             Sp.    5,290    110,315
                      Banco Popular Espanol             Sp.    1,160    180,207
                      Chase Manhattan Corp.            U.S.    4,160    254,280
                                                                     ----------
                                                                        544,802
-------------------------------------------------------------------------------
 Broadcasting & Publishing: 1.4%
                      Oriental Press Group Limited     H.K.  250,000    108,320
-------------------------------------------------------------------------------
 Building Materials & Components: 2.2%
                      Anglian Group PLC                U.K.   46,800     90,923
                      Mirgor SA Comercial
                       Industrial Financiera
                       Inmobiliari Agropecuaria,
                       ADR, 144a                       Arg.   34,520     81,985
                                                                     ----------
                                                                        172,908
-------------------------------------------------------------------------------
 Electrical & Electronics: 0.7%
                      Stanilite Pacific                Aus.   40,633     49,133
                      Stanilite Pacific Ltd., new      Aus.    8,126      4,913
                                                                     ----------
                                                                         54,046
-------------------------------------------------------------------------------
 Energy Sources: 1.8%
                      Valero Energy Corp.              U.S.    5,910    141,840
-------------------------------------------------------------------------------
 Forest Products & Paper: 1.8%
                      Portucel Industrial Empresa
                       Product Celulose, ADR, 144a    Port.   18,900    140,014
-------------------------------------------------------------------------------
 Health & Personal Care: 5.6%
                      Ciba-Geigy AG                   Swtz.       54     43,256
                      Glaxo PLC                        U.K.    3,966     48,047
                      Medeva PLC                       U.K.   37,115    153,593
                      Pharmacia AB, A                  Swe.    6,630    199,552
                                                                     ----------
                                                                        444,448
-------------------------------------------------------------------------------
 Insurance: 5.8%
                      Chubb Corp.                      U.S.      400     38,400
                      Providian Corp.                  U.S.    3,260    135,290
                      Reliastar Financial Corp.        U.S.    1,990     80,844
                      Torchmark Corp.                  U.S.    2,209     93,054
                      UNUM Corp.                       U.S.    2,119    111,777
                                                                     ----------
                                                                        459,365
-------------------------------------------------------------------------------

Templeton Growth and Income Fund
Investment Portfolio, September 30, 1995 (unaudited) (cont.)

--------------------------------------------------------------------------------

 INDUSTRY              ISSUE                          COUNTRY SHARES   VALUE
-------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------
 Machinery & Engineering: 1.8%
                       IHC Caland NV                   Neth.   5,100 $  144,349
-------------------------------------------------------------------------------
 Merchandising: 7.3%
                       Argyll Group PLC                 U.K.  22,000    116,757
                       K Mart Corp.                     U.S.   5,200     75,400
                       Koninklijke Bijenkorf Beheer
                        NV (KBB)                       Neth.   1,280     93,571
                       Kwik Save Group PLC              U.K.  13,370    138,534
                       LI & Fung Ltd.                   H.K.  14,000     10,683
                       Tesco PLC                        U.K.  28,780    142,057
                                                                     ----------
                                                                        577,002
-------------------------------------------------------------------------------
 Metals & Mining: 2.4%
                       Pechiney SA, invt. ctf.           Fr.   2,959    189,333
-------------------------------------------------------------------------------
 Multi-Industry: 3.4%
                       Cheung Kong Holdings Ltd.        H.K.  28,000    152,463
                       Pacific Dunlop Ltd.              Aus.  47,936    119,551
                                                                     ----------
                                                                        272,014
-------------------------------------------------------------------------------
 Real Estate: 5.3%
                       Hang Lung Development Co.
                        Ltd.                            H.K.  68,000    109,497
                       *Hang Lung Development Co.
                        Ltd., wts.                      H.K.   6,800      1,091
                       Hysan Development Co. Ltd.       H.K.  29,000     69,577
                       New World Development Co.
                        Ltd.                            H.K.  34,000    134,123
                       Security Capital Industrial
                        Trust                           U.S.   6,782    110,208
                                                                     ----------
                                                                        424,496
-------------------------------------------------------------------------------
 Telecommunications: 0.6%
                       Telefonos de Mexico SA, L,
                        ADR                             Mex.   1,520     48,260
-------------------------------------------------------------------------------
 Textiles & Apparel: 1.3%
                       Liz Claiborne Inc.               U.S.   1,320     33,330
                       Nike Inc., B                     U.S.     600     66,675
                                                                     ----------
                                                                        100,005
-------------------------------------------------------------------------------
 Utilities-Electrical & Gas: 6.2%
                       CEZ                              Csk.   1,392     57,538
                       China Light & Power Co. Ltd.     H.K.   5,500     28,454
                       Endesa-Empresa Nacional de
                        Electricidad SA                  Sp.   2,200    112,738
                       Texas Utilties Electric Co.      U.S.   3,850    134,269
                       Thames Water Group PLC           U.K.  19,040    161,195
                                                                     ----------
                                                                        494,194
                                                                     ----------
 TOTAL COMMON STOCKS (cost $4,005,437)                                4,390,471
-------------------------------------------------------------------------------

Templeton Growth and Income Fund
Investment Portfolio, September 30, 1995 (unaudited) (cont.)

--------------------------------------------------------------------------------

                                                     PRINCIPAL IN
 INDUSTRY  ISSUE                           COUNTRY LOCAL CURRENCY**   VALUE
------------------------------------------------------------------------------
 BONDS: 1.0% (cost $103,080)
------------------------------------------------------------------------------
           Jardine Strategic Holdings
            Ltd., 7.50%, conv.              U.S.         78,000     $   80,730
------------------------------------------------------------------------------
 SHORT TERM OBLIGATIONS: 42.9% (cost
  $3,396,201)
------------------------------------------------------------------------------
           U.S. Treasury Bills, 5.16% to
            5.41% with
            maturities to 11/24/95          U.S.      3,410,000      3,397,174
------------------------------------------------------------------------------
 TOTAL INVESTMENTS: 99.3% (cost
  $7,504,718)                                                        7,868,375
 OTHER ASSETS, LESS LIABILITIES: 0.7%                                   56,306
                                                                    ----------
 TOTAL NET ASSETS: 100.0%                                           $7,924,681
                                                                    ==========

 * NON-INCOME PRODUCING.
** CURRENCY OF COUNTRIES INDICATED.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Growth and Income Fund
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995 (unaudited)

Assets:
 Investments in securities, at value (identified cost $7,504,718)    $7,868,375
 Cash                                                                     5,620
 Receivables:
  Fund shares sold                                                       71,077
  Expense reimbursement                                                  60,680
  Dividends and interest                                                 15,974
 Unamortized organization costs                                          50,341
                                                                     ----------
   Total assets                                                       8,072,067
                                                                     ----------
Liabilities:
 Payables:
  Investment securities purchased                                        64,502
  Fund shares redeemed                                                   48,793
 Accrued expenses                                                        34,091
                                                                     ----------
   Total liabilities                                                    147,386
                                                                     ----------
Net assets, at value                                                 $7,924,681
                                                                     ==========
Net assets consist of:
 Undistributed net investment income                                 $  133,125
 Net unrealized appreciation                                            363,657
 Accumulated net realized gain                                            1,377
 Net capital paid in on shares of beneficial interest                 7,426,522
                                                                     ----------
Net assets, at value                                                 $7,924,681
                                                                     ==========
Class I:
 Net asset value per share ($7,443,603 / 689,814 shares outstanding) $    10.79
                                                                     ==========
 Maximum offering price ($10.79 / 94.25%)                            $    11.45
                                                                     ==========
Class II:
 Net asset value per share ($481,078 / 44,670 shares outstanding)    $    10.77
                                                                     ==========
 Maximum offering price ($10.77 / 99.00%)                            $    10.88
                                                                     ==========


STATEMENT OF OPERATIONS
for the six months ended September 30, 1995 (unaudited)

Investment income:
 (net of $7,312 foreign taxes withheld)
 Dividends                                            $ 95,297
 Interest                                               83,073
                                                      --------
  Total income                                                  $178,370
Expenses:
 Management fees (Note 3)                               25,965
 Administrative fees (Note 3)                            5,125
 Distribution fees (Note 3)
  Class I                                               11,714
  Class II                                                 805
 Transfer agent fees (Note 3)                            6,500
 Custodian fees                                          1,000
 Reports to shareholders                                23,000
 Audit fees                                             13,500
 Legal fees (Note 3)                                     1,500
 Registration and filing fees                            6,500
 Amortization of organization costs                      7,071
 Other                                                   1,283
                                                      --------
  Total expenses                                       103,963
 Less expenses reimbursed (Note 3)                     (60,680)
                                                      --------
  Total expenses
   less reimbursement                                             43,283
                                                                --------
   Net investment income                                         135,087
Realized and unrealized gain (loss):
 Net realized gain (loss) on:
  Investments                                            5,749
  Foreign currency transactions                         (2,317)
                                                      --------
                                                         3,432
 Net unrealized appreciation on investments            515,340
                                                      --------
   Net realized and unrealized gain                              518,772
                                                                --------
Net increase in net assets resulting from operations            $653,859
                                                                ========

                      SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Growth and Income Fund
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                  SIX MONTHS
                                                    ENDED
                                              SEPTEMBER 30, 1995   YEAR ENDED
                                                 (UNAUDITED)     MARCH 31, 1995
                                              ------------------ --------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                           $  135,087       $   86,771
  Net realized gain on investment and
   foreign currency transactions                       3,432          124,538
  Net unrealized appreciation (depreciation)         515,340         (151,711)
                                                  ----------       ----------
   Net increase in net assets resulting from
    operations                                       653,859           59,598
 Distributions to shareholders:
  From net investment income
   Class I                                           (40,010)         (48,682)
   Class II                                             (129)              --
  From net realized gains
   Class I                                          (126,187)              --
   Class II                                             (406)              --
 Fund share transactions (Note 2)
   Class I                                         1,014,769        5,842,107
   Class II                                          469,426               --
                                                  ----------       ----------
   Net increase in net assets                      1,971,322        5,853,023
Net assets:
 Beginning of period                               5,953,359          100,336
                                                  ----------       ----------
 End of period                                    $7,924,681       $5,953,359
                                                  ==========       ==========


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Growth and Income Fund
Notes to Financial Statements (unaudited)

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES
Templeton Growth and Income Fund (the Fund) is a separate series of Templeton Global Investment Trust (the Trust), a Delaware business trust, which is an open-end, diversified management investment company registered under the In-vestment Company Act of 1940.

Effective July 1, 1995, the name changed to Templeton Growth and Income Fund from Templeton Global Rising Dividends Fund, and the investment objective changed from capital appreciation, to a combination of income and capital ap-preciation.

The following summarizes the Fund's significant accounting policies.

a. Securities Valuations:
Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal ex-change on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees.

b. Foreign Currency Transactions:
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign curren-cies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customar-ily enters into foreign exchange contracts to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of for-eign currencies, currency gains or losses realized between the trade and set-tlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

c. Income Taxes:
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

d. Security Transactions, Investment Income, Distributions, and Expenses:
Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign secu-rities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

e. Unamortized Organization Costs:
Organization costs are being amortized on a straight line basis over five years.

Templeton Growth and Income Fund
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

2. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Effective May 1, 1995, the Fund offered two classes of shares: Class I shares and Class II shares. Shares of each class are identical except for their ini-tial sales load, a contingent deferred sales charge on Class II shares, distri-bution fees, and voting rights on matters affecting a single class. All Fund shares outstanding before May 1, 1995 were designated as Class I shares. At September 30, 1995, there were an unlimited number of shares of beneficial in-terest authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                   CLASS I
                                    -----------------------------------------
                                     SIX MONTHS ENDED         YEAR ENDED
                                    SEPTEMBER 30, 1995      MARCH 31, 1995
                                    --------------------  -------------------
                                    SHARES     AMOUNT     SHARES     AMOUNT
                                    -------  -----------  -------  ----------
     Shares sold                    180,382  $ 1,878,230  648,511  $6,506,203
     Shares issued on reinvestment
      of distributions               14,711      149,905    4,504      43,729
     Shares redeemed                (97,451)  (1,013,366) (70,865)   (707,825)
                                    -------  -----------  -------  ----------
     Net increase                    97,642  $ 1,014,769  582,150  $5,842,107
                                    =======  ===========  =======  ==========

                                                      CLASS II
                                                 -------------------
                                                   FOR THE PERIOD
                                                     MAY 1, 1995
                                                       THROUGH
                                                 SEPTEMBER 30, 1995
                                                 -------------------
                                                  SHARES    AMOUNT
                                                 -------------------
     Shares sold                                   44,618 $  468,895
     Shares issued on reinvestment of
      distributions                                    52        531
                                                 -------- ----------
     Net increase                                  44,670 $  469,426
                                                 ======== ==========

Templeton Global Investors, Inc., the Fund's administrative manager, is the record owner of 103,614 Class I shares and 10 Class II shares as of September 30, 1995.

Templeton Growth and Income Fund
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Certain officers of the Fund are also directors or officers of Templeton Galbraith & Hansberger Ltd. (TGH), Templeton Global Investors, Inc. (TGII), Franklin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Services, Inc. (FTIS), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays monthly an investment management fee to TGH equal, on an annual basis, to 0.75% of the Fund's average daily net assets. The Fund pays TGII monthly its allocated share of an administrative fee of 0.15% per annum on the first $200 million of the Trust's aggregate average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million, and 0.075% per annum of average net assets in excess of $1.2 billion. TGH and TGII have voluntarily agreed to reduce their respective fees to the extent necessary to limit total expenses to an annual rate of 1.25% and 1.90% of average net assets of Class I and II shares, respectively through December 31, 1995. The amount of the reim-bursement for the six months ended September 30, 1995 is set forth in the Statement of Operations. For the six months ended September 30, 1995, FTD re-ceived net commissions of $7,542 from the sale of the Fund's shares and FTIS received fees of $6,500.

Under the distribution plans for Class I and Class II shares, the Fund reim-burses FTD quarterly for FTD's costs and expenses in connection with any activ-ity that is primarily intended to result in a sale of Fund shares, subject to a maximum of 0.35% and 1.00% per annum of the average daily net assets of Class I and Class II shares, respectively. Under the Class I distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At September 30, 1995, these unreimbursed expenses were $739,865. Class II shares redeemed within 18 months are subject to a contingent deferred sales charge. There were no contingent deferred sales charges paid to FTD for the six months ended September 30, 1995.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees of $1,500 for the six months ended Sep-tember 30, 1995.

4. PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities (excluding short-term securities) for the six months ended September 30, 1995 aggregated $1,065,407 and $114,013, respective-ly. The cost of securities for income tax purposes is the same as that shown in the Statement of Assets and Liabilities. Realized gains and losses are reported on an identified cost basis.

At September 30, 1995, the aggregate gross unrealized appreciation and depreci-ation of portfolio securities based on cost for federal income tax purposes, was as follows:

      Unrealized appreciation      $ 649,765
      Unrealized depreciation       (286,108)
                                   ---------
      Net unrealized appreciation  $ 363,657
                                   =========

Templeton Growth and Income Fund, A Series Of
Templeton Global Investment Trust
Special Meeting of Shareholders, May 4, 1995

--------------------------------------------------------------------------------
A Special Meeting of Shareholders of the Fund was held at the Fund's offices, 700 Central Avenue, St. Petersburg, Florida, on May 4, 1995. The purpose of the meeting was to approve an amendment to the Fund's investment objective, and to change the Fund's name.

The results of the voting at the Special Meeting are as follows:

1. Election to amend the Fund's investment objective, and to change the Fund's name from Templeton Global Rising Dividends Fund to Templeton Growth and Income
Fund:

                   % OF        % OF                                   % OF
                OUTSTANDING   SHARES                               OUTSTANDING
        FOR       SHARES      VOTED    AGAINST     %     ABSTAIN     SHARES
      -------   -----------   ------   -------   -----   -------   -----------
      284,353     48.40%      92.21%   15,598    2.65%    8,433       1.44%

                                     Notes
                                     -----

                                     Notes
                                     -----

                                     Notes
                                     -----

 TEMPLETON GROWTH
 AND INCOME FUND

 PRINCIPAL UNDERWRITER:

 Franklin Templeton
 Distributors, Inc.
 700 Central Avenue
 St. Petersburg,
 Florida 33701-3628

 Account Services
 1-800-354-9191

 Sales Information
 1-800-292-9293

 This report must be
 preceded or accompanied
 by a current prospectus
 of the Templeton Growth
 and Income Fund, which
 contains more complete
 information including
 charges and expenses.
 Like any investment in
 securities, the value
 of the Fund's portfolio
 will be subject to the
 risk of loss from
 market, currency,
 economic, political,
 and other factors, as
 well as investment
 decisions by the
 investment manager
 which will not always
 be profitable or wise.
 The Fund and its
 investors are not
 protected from such
 losses by the
 investment manager.
 Therefore, investors
 who cannot accept this
 risk should not invest
 in shares of the Fund.

 To ensure the highest
 quality of service,
 telephone calls to or
 from our service
 departments may be
 monitored, recorded,
 and accessed. These
 calls can be determined
 by the presence of
 a regular beeping tone.




[LOGO OF RECYCLED PAPER APPEARS HERE]

TL414 S95 11/95

TEMPLETON
GROWTH
AND
INCOME
FUND

Semi-Annual Report
September 30, 1995




[LOGO OF FRANKLIN TEMPLETON APPEARS HERE]